(a)(83)

AMENDMENT NO. 72

TO AMENDED AND RESTATED DECLARATION OF TRUST

OF VOYA MUTUAL FUNDS

THIS AMENDMENT NO. 72 TO THE AMENDED AND RESTATED DECLARATION OF TRUST OF VOYA MUTUAL FUNDS is made as of May 23, 2019, by the undersigned, constituting a majority of the Trustees of Voya Mutual Funds (the “Trust”).

WHEREAS, the Amended and Restated Declaration of Trust (“Declaration of Trust”) adopted as of June 3, 2004, designated certain series of Interests of the Trust; and

WHEREAS, pursuant to Section 9.03 of the Declaration of Trust, the Board of Trustees has authorized an amendment to the Declaration of Trust to abolish Class O shares for the following series of the Trust, effective on such date as determined by the appropriate officers of the Trust, with the advice of counsel:

Voya Global Bond Fund

Voya Global Equity Dividend Fund

Voya Global Real Estate Fund

Voya Multi-Manager International Equity Fund

Voya Multi-Manager International Small Cap Fund

NOW, THEREFORE, the Board of Trustees hereby amends the Declaration of Trust, effective November 25, 2019, as follows:

The first two sentences of Section 8.08 of the Declaration of Trust are hereby amended and restated to read in full as follows:

“The Trustees may establish and designate series of Interests in accordance with the provisions of Section 6.01 hereof.  The Trustees hereby establish and designate the series shown in the chart below under the heading “Series,” and establish and designate the classes of each such series shown in the chart below under the heading “Classes”:

Series	Classes

ING Asia-Pacific Real Estate Fund	ING Asia-Pacific Real Estate Fund — Class A
ING Asia-Pacific Real Estate Fund — Class B
ING Asia-Pacific Real Estate Fund — Class C
ING Asia-Pacific Real Estate Fund — Class I

Voya CBRE Global Infrastructure Fund	Voya CBRE Global Infrastructure Fund — Class A
Voya CBRE Global Infrastructure Fund — Class C
Voya CBRE Global Infrastructure Fund — Class I
Voya CBRE Global Infrastructure Fund — Class T
Voya CBRE Global Infrastructure Fund — Class W

Series	Classes

Voya CBRE Long/Short Fund	Voya CBRE Long/Short Fund — Class A
Voya CBRE Long/Short Fund — Class I
Voya CBRE Long/Short Fund — Class T

Voya Diversified Emerging Markets Debt Fund	Voya Diversified Emerging Markets Debt Fund — Class A
Voya Diversified Emerging Markets Debt Fund — Class C
Voya Diversified Emerging Markets Debt Fund — Class I
Voya Diversified Emerging Markets Debt Fund — Class T
Voya Diversified Emerging Markets Debt Fund — Class W

Voya Emerging Markets Equity Dividend Fund	Voya Emerging Markets Equity Dividend Fund — Class A
Voya Emerging Markets Equity Dividend Fund — Class B
Voya Emerging Markets Equity Dividend Fund — Class C
Voya Emerging Markets Equity Dividend Fund — Class I
Voya Emerging Markets Equity Dividend Fund — Class O
Voya Emerging Markets Equity Dividend Fund — Class R
Voya Emerging Markets Equity Dividend Fund — Class W

ING European Real Estate Fund	ING European Real Estate Fund — Class A
ING European Real Estate Fund — Class B
ING European Real Estate Fund — Class C
ING European Real Estate Fund — Class I

Voya Global Bond Fund	Voya Global Bond Fund — Class A
Voya Global Bond Fund — Class C
Voya Global Bond Fund — Class I
Voya Global Bond Fund — Class P
Voya Global Bond Fund — Class P3
Voya Global Bond Fund — Class R
Voya Global Bond Fund — Class R6
Voya Global Bond Fund — Class T
Voya Global Bond Fund — Class W

Series	Classes

Voya Global Corporate Leaders 100 Fund	Voya Global Corporate Leaders 100 Fund — Class A
Voya Global Corporate Leaders 100 Fund — Class I
Voya Global Corporate Leaders 100 Fund — Class T

Voya Global Diversified Payment Fund	Voya Global Diversified Payment Fund — Class A
Voya Global Diversified Payment Fund — Class C
Voya Global Diversified Payment Fund — Class I
Voya Global Diversified Payment Fund — Class R
Voya Global Diversified Payment Fund — Class R6
Voya Global Diversified Payment Fund — Class T
Voya Global Diversified Payment Fund — Class W

Voya Global Equity Dividend Fund	Voya Global Equity Dividend Fund — Class A
Voya Global Equity Dividend Fund — Class C
Voya Global Equity Dividend Fund — Class I
Voya Global Equity Dividend Fund — Class R
Voya Global Equity Dividend Fund — Class W

Voya Global Equity Fund	Voya Global Equity Fund — Class A
Voya Global Equity Fund — Class C
Voya Global Equity Fund — Class I
Voya Global Equity Fund — Class R
Voya Global Equity Fund — Class R6
Voya Global Equity Fund — Class T
Voya Global Equity Fund — Class W

Voya Global Perspectives Fund	Voya Global Perspectives Fund — Class A
Voya Global Perspectives Fund — Class C
Voya Global Perspectives Fund — Class I
Voya Global Perspectives Fund — Class R
Voya Global Perspectives Fund — Class T
Voya Global Perspectives Fund — Class W

Voya Global Real Estate Fund	Voya Global Real Estate Fund — Class A
Voya Global Real Estate Fund — Class C
Voya Global Real Estate Fund — Class I
Voya Global Real Estate Fund — Class P3
Voya Global Real Estate Fund — Class R
Voya Global Real Estate Fund — Class R6
Voya Global Real Estate Fund — Class T
Voya Global Real Estate Fund — Class W

ING Index Plus International Equity Fund	ING Index Plus International Equity Fund — Class A
ING Index Plus International Equity Fund — Class B
ING Index Plus International Equity Fund — Class C

Series	Classes

ING Index Plus International Equity Fund — Class I
ING Index Plus International Equity Fund — Class O
ING Index Plus International Equity Fund — Class R
ING Index Plus International Equity Fund — Class W

ING International Capital Appreciation Fund	ING International Capital Appreciation Fund — Class A
ING International Capital Appreciation Fund — Class B
ING International Capital Appreciation Fund — Class C
ING International Capital Appreciation Fund — Class I
ING International Capital Appreciation Fund — Class R
ING International Capital Appreciation Fund — Class W

ING International Equity Dividend Fund	ING International Equity Dividend Fund — Class A
ING International Equity Dividend Fund — Class B
ING International Equity Dividend Fund — Class C
ING International Equity Dividend Fund — Class I
ING International Equity Dividend Fund — Class W

Voya International High Dividend Low Volatility Fund	Voya International High Dividend Low Volatility Fund — Class A
Voya International High Dividend Low Volatility Fund — Class I
Voya International High Dividend Low Volatility Fund — Class P3
Voya International High Dividend Low Volatility Fund — Class R6
Voya International High Dividend Low Volatility Fund — Class T

Voya International Real Estate Fund	Voya International Real Estate Fund — Class A
Voya International Real Estate Fund — Class C
Voya International Real Estate Fund — Class I
Voya International Real Estate Fund — Class R
Voya International Real Estate Fund — Class T
Voya International Real Estate Fund — Class W

Voya Multi-Manager Emerging Markets Equity Fund	Voya Multi-Manager Emerging Markets Equity Fund — Class A
Voya Multi-Manager Emerging Markets Equity Fund — Class C
Voya Multi-Manager Emerging Markets Equity Fund — Class I
Voya Multi-Manager Emerging Markets Equity Fund — Class P

Series	Classes

Voya Multi-Manager Emerging Markets Equity Fund — Class P3
Voya Multi-Manager Emerging Markets Equity Fund — Class R
Voya Multi-Manager Emerging Markets Equity Fund — Class W

Voya Multi-Manager International Equity Fund	Voya Multi-Manager International Equity Fund — Class A
Voya Multi-Manager International Equity Fund — Class C
Voya Multi-Manager International Equity Fund — Class I
Voya Multi-Manager International Equity Fund — Class P
Voya Multi-Manager International Equity Fund — Class P3
Voya Multi-Manager International Equity Fund — Class R
Voya Multi-Manager International Equity Fund — Class W

Voya Multi-Manager International Factors Fund	Voya Multi-Manager International Factors Fund — Class I
Voya Multi-Manager International Factors Fund — Class P
Voya Multi-Manager International Factors Fund — Class P3
Voya Multi-Manager International Factors Fund — Class W

Voya Multi-Manager International Small Cap Fund	Voya Multi-Manager International Small Cap Fund — Class A
Voya Multi-Manager International Small Cap Fund — Class C
Voya Multi-Manager International Small Cap Fund — Class I
Voya Multi-Manager International Small Cap Fund — Class P3
Voya Multi-Manager International Small Cap Fund — Class R
Voya Multi-Manager International Small Cap Fund — Class W

Series	Classes

Voya Russia Fund	Voya Russia Fund — Class A
Voya Russia Fund — Class C
Voya Russia Fund — Class I
Voya Russia Fund — Class R
Voya Russia Fund — Class W

REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK

IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.

/s/ Colleen D. Baldwin	/s/ Joseph E. Obermeyer
Colleen D. Baldwin, as Trustee	Joseph E. Obermeyer, as Trustee

/s/ John V. Boyer	/s/ Sheryl K. Pressler
John V. Boyer, as Trustee	Sheryl K. Pressler, as Trustee

/s/ Patricia W. Chadwick	/s/ Dina Santoro
Patricia W. Chadwick, as Trustee	Dina Santoro, as Trustee

/s/ Martin J. Gavin	/s/ Christopher P. Sullivan
Martin J. Gavin, as Trustee	Christopher P. Sullivan, as Trustee

/s/ Russell H. Jones	/s/ Roger B. Vincent
Russell H. Jones, as Trustee	Roger B. Vincent, as Trustee